                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COM-
                                                    MISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         CoActive Marketing Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                          N/A
        ------------------------------------------------------------------------

     (5)  Total fee paid:

                                          N/A
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                                          N/A
        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                                          N/A
        ------------------------------------------------------------------------

     (3)  Filing Party:

                                          N/A
        ------------------------------------------------------------------------

     (4)  Date Filed:

                                          N/A
        ------------------------------------------------------------------------

                         COACTIVE MARKETING GROUP, INC.
                             415 NORTHERN BOULEVARD
                           GREAT NECK, NEW YORK 11021

                            ------------------------

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                            ------------------------

     The Annual Meeting of the Stockholders (the "Annual Meeting") of CoActive Marketing Group, Inc. (the "Company") will be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 26, 2000, to consider the following matters:

     (1) The election of seven Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

     (2) The transaction of such other businesses as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on July 31, 2000 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 31, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

     The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021.

     Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                          By Order of the Board of Directors

                                          DONALD A. BERNARD
                                          Secretary

July 31, 2000

                         COACTIVE MARKETING GROUP, INC.
                             415 NORTHERN BOULEVARD
                           GREAT NECK, NEW YORK 11021

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 26, 2000

                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoActive Marketing Group, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 26, 2000, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 415 Northern Boulevard, Great Neck, New York 11021, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 2000 ("Fiscal 2000"), are being sent to stockholders on or about July 31, 2000.

                               VOTING SECURITIES

     July 31, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 5,015,981 shares of Common Stock, $.001 par value (the "Common Stock"), excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. There is no cumulative voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 15, 2000 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.

                                                    AMOUNT AND NATURE OF                      PERCENT
       NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)                  OF CLASS(1)
       ------------------------------------        -----------------------                  -----------
  (I)  BENEFICIAL OWNERS OF MORE THAN 5% OF THE
       COMMON STOCK (OTHER THAN DIRECTORS,
       NOMINEES AND EXECUTIVE OFFICERS)
       OG Holding Corporation Liquidation                   706,731(2)                         14.1%
       Trust.....................................
       9745 Mangham Drive
       Cincinnati, OH 45215
       Robert F. Hussey..........................           297,843(3)                          5.9%
       89 White Hill Road
       Lloyd Harbor, NY 11734
       Special Situations Private Equity Fund,              630,375(4)                         12.1%
       L.P.......................................
       MG Advisors, LLC
       Austin W. Marxe
       David Greenhouse
       153 East 53rd Street
       New York, NY 10022
       Joseph E. Sheehan.........................           317,007(5)                          6.3%
       711 Fifth Avenue
       New York, NY 10022

 (II)  DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
       John P. Benfield..........................           711,578(6)                         13.1%
       c/o CoActive Marketing Group, Inc.
       415 Northern Boulevard
       Great Neck, NY 11021
       Donald A. Bernard.........................           708,498(7)                         13.0%
       c/o CoActive Marketing Group, Inc.
       415 Northern Boulevard
       Great Neck, NY 11021

                                                    AMOUNT AND NATURE OF                      PERCENT
       NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)                  OF CLASS(1)
       ------------------------------------        -----------------------                  -----------
       Paul A. Amershadian.......................           703,748(8)                         12.9%
       c/o CoActive Marketing Group, Inc.
       415 Northern Boulevard
       Great Neck, NY 11021
       Thomas E. Lachenman.......................           716,942(9)                         14.3%
       c/o Optimum Group, Inc.
       9745 Mangham Drive
       Cincinnati, OH 45215
       Brian Murphy..............................            30,000                                *
       c/o U.S. Concepts, Inc.
       16 West 22nd Street, 2nd Floor
       New York, NY 10010
       Herbert M. Gardner........................           129,532(10)                         2.5%
       c/o Janney Montgomery Scott LLC
       26 Broadway
       New York, NY 10004
       Joseph S. Hellman.........................            36,063(11)                            *
       c/o Kronish Lieb Weiner & Hellman LLP
       1114 Avenue of the Americas
       New York, NY 10036-7798

(III)  ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
       GROUP
       (7 PERSONS)...............................         3,036,361(6)(7)(8)(9)(10)(11)        47.5%

---------------
  *  Less than 1%.

 (1) All information is as of June 15, 2000 and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

 (2) Represents shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman, President of the Company's wholly-owned subsidiary Optimum Group, Inc. ("Optimum") until May 31, 1999 and a Director of the Company, is the trustee of, and owns a 59.1% interest in the property held by him as trustee of the OG Holding Corporation Liquidation Trust.

 (3) Includes 62,500 shares of Common Stock issuable upon exercise of immediately exercisable warrants and 171,100 shares of Common Stock pledged to Bear Stearns Securities Corp. as margin loan collateral in Mr. Hussey's personal brokerage account with full recourse to Mr. Hussey.

 (4) Includes 210,125 shares of Common Stock issuable upon exercise of immediately exercisable warrants. These shares and warrants are held of record by Special Situations Equity Fund, L.P. (The "Fund"). MG Advisers, L.L.C. ("MG") is the general partner of the Fund. Austin W. Marxe and David Greenhouse are the sole members of MG and are responsible for all the Fund's investment decisions.

 (5) Includes 185,524 shares of Common Stock owned directly Joseph E. Sheehan and 131,483 shares of Common Stock held by trusts for the benefit of Mr. Sheehan's children. Mr. Sheehan has the sole right to manage the investments of such trusts.

 (6) Includes 387,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

 (7) Includes 387,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 4,750 shares held by Mr. Bernard's wife as to which Mr. Bernard disclaims beneficial interest.

 (8) Includes 387,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 141,063 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $225,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

 (9) Includes 10,211 shares of Common Stock issuable upon exercise of immediately exercisable options and shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of, and owns a 59.1% interest in the property held by him as trustee of, the OG Holding Corporation Liquidation Trust.

(10) Includes 48,750 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 24,063 shares of Common Stock issuable upon exercise of immediately exercisable options, and 34,000 shares of Common Stock held in an individual retirement account for the benefit of Mr. Gardner. Excludes (i) 20,000 shares of Common Stock and warrants to purchase 3,750 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest, and (ii) 3,625 shares of Common Stock and warrants to purchase 1,125 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(11) Includes 24,063 shares of Common Stock issuable upon exercise of immediately exercisable options held by Kronish Lieb Wiener & Hellman LLP, of which Mr. Hellman is a member.

                             ELECTION OF DIRECTORS

     A Board of seven Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the seven persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

     The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the
Company:

                                                  POSITION WITH THE COMPANY AND
                                               PRINCIPAL OCCUPATION OR EMPLOYMENT            DIRECTOR
NAME                             AGE               DURING THE PAST FIVE YEARS                 SINCE
----                             ---    -------------------------------------------------    --------
Paul A. Amershadian............  52     Executive Vice President -- Marketing and Sales        1996
                                        and Treasurer of the Company since September 29,
                                        1995 and of the Company's respective
                                        predecessors, SPAR Promotion & Marketing
                                        Services, Inc. ("Spar") and R.G. Meadows, Inc.
                                        ("Meadows"), from 1986 to September 29, 1995;
                                        Secretary of the Company from October 16, 1996 to
                                        September 16, 1997; Director of the Company since
                                        May 1996.

John P. Benfield...............  49     Director, President and Chief Executive Officer        1995
                                        of the Company since September 29, 1995; Chairman
                                        of the Board of the Company since October 16,
                                        1996; Executive Vice President of Operations of
                                        both Spar and Meadows from 1988 to September 29,
                                        1995.

Donald A. Bernard..............  67     Director, Executive Vice President and Chief           1995
                                        Financial Officer of the Company since September
                                        29, 1995; Secretary of the Company since
                                        September 16, 1997; Executive Vice President of
                                        Finance of both Spar and Meadows from 1990 to
                                        September 29, 1995.

                                                  POSITION WITH THE COMPANY AND
                                               PRINCIPAL OCCUPATION OR EMPLOYMENT            DIRECTOR
NAME                             AGE               DURING THE PAST FIVE YEARS                 SINCE
----                             ---    -------------------------------------------------    --------
Herbert M. Gardner.............  60     Director of the Company since May 1, 1997; Senior      1997
                                        Vice President of Janney Montgomery Scott LLC, an
                                        investment banking firm, since 1978; Presently
                                        serves as Chairman of the Board of Directors of
                                        Supreme Industries, Inc. and as a director of Nu
                                        Horizons Electronics Corp., Transmedia Network,
                                        Inc., TGC Industries, Inc., Hirsch International
                                        Corp., and Rumson Fair Haven Bank and Trust
                                        Company.

Joseph S. Hellman..............  69     Director of the Company since May 1, 1997;             1997
                                        Partner in the law firm of Kronish Lieb Weiner &
                                        Hellman LLP during the past five years.

Thomas E. Lachenman............  49     President of Optimum, a wholly-owned subsidiary        1998
                                        of the Company, from March 31, 1998 until May 31,
                                        1999, and of such company's predecessor from 1973
                                        through March 31, 1998; Director of the Company
                                        since March 31, 1998.

Brian Murphy...................  43     Chief Executive Officer of U.S. Concepts, Inc.         1998
                                        ("US Concepts"), a Delaware corporation that is a
                                        wholly-owned subsidiary of the Company, since
                                        December 29, 1998, and until January 6, 2000,
                                        President of such company, and President of its
                                        predecessor from 1992 through December 29, 1998.
                                        Director of the Company since December 29, 1998.
                                        In addition, since May 1, 2000, Chief Executive
                                        Officer of iCAST Comedy Corporation, a
                                        wholly-owned subsidiary of iCAST Corporation.

     Thomas E. Lachenman was named a Director on March 31, 1998, immediately following the closing under the Asset Purchase Agreement (the "Optimum Agreement") relating to the acquisition of the assets of OG Holding Corporation, formerly known as Optimum Group, Inc. (the "Optimum Acquisition"). The Optimum Agreement required the Company's existing Board of Directors to nominate Mr. Lachenman in connection with the election of Directors at the Company's first Annual Meeting of the Stockholders following the closing under the Optimum Agreement.

     Brian Murphy was named a Director on December 29, 1998, immediately following the closing under the Asset Purchase Agreement (the "US Concepts Agreement") relating to the acquisition of the assets of Murphy Liquidating Corporation, formerly known as U.S. Concepts, Inc., a New York corporation (the "US Concepts Acquisition"). The US Concepts Agreement requires the Company to use its reasonable best efforts to nominate and elect Mr. Murphy as a director of the Company for so long as Mr. Murphy remains an employee of US Concepts or any affiliate of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held six meetings during Fiscal 2000 and acted by unanimous written consent on five occasions. All of the directors were in attendance at more than 75% of the meetings of the Board as well as all meetings of each committee of the Board on which they served, except for Paul Amershadian who attended three of the six meetings of the Board of Directors.

     The Board of Directors has a standing audit committee and compensation committee. Herbert M. Gardner and Joseph S. Hellman are the sole members of both committees. The Company does not currently have a nominating committee.

     The audit committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including recommendations to the Board of Directors as to the selection of the Company's independent auditors, the scope of audit procedures, general accounting policy matters and the performance of the Company's independent auditors. The audit committee held four meetings during Fiscal 2000.

     The compensation committee was formed to review and make recommendations to the Board of Directors regarding all executive compensation matters. The compensation committee held one meeting during Fiscal 2000.

COMPENSATION OF DIRECTORS

     As of April 1, 1998, each non-employee Director receives an annual stipend equal to $10,000 per annum, a fee of $1,000 per Board meeting attended and a fee of $500 per Committee meeting attended, and all Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

     Additionally, under a "formula plan" provided for in the Company's 1992 Stock Option Plan, each of the Company's non-employee Directors is granted an option to purchase up to 6,875 shares of Common Stock (as adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14, 1998) annually on each April 30 as long as he remains on the Board of Directors. Each such option becomes exercisable as to 3,438 of the shares covered thereby on the first anniversary of the date of grant and as to the remaining 3,437 shares on the second anniversary of the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During Fiscal 2000, Herbert M. Gardner was a member of the Company's Compensation Committee and participated as an investor, together with his wife and an affiliated charitable organization, in the company's January 31, 2000 private placement of its securities (the "Private Placement"). In the Private Placement, the Company, for an aggregate of $1,000,000, sold 500,000 newly issued shares of its Common Stock together with five-year warrants to purchase an additional 250,00 shares of its Common Stock at an exercise price of $2.50 per share. Mr. Gardner, his wife and the charitable organization invested $45,000, $15,000 and $4,500 respectively, purchasing an aggregate of 32,250 shares of Common Stock and warrants to purchase an additional 16,125 shares of Common Stock. Mr. Gardner is also an officer of Janney Montgomery Scott LLC, an investment banking firm that performed services for the Company in connection with the Private Placement and that may continue to perform services for the Company during the fiscal year ending March 31, 2001 ("Fiscal 2001"). Similarly, during Fiscal 2000, Joseph S. Hellman was a member of the Company's Compensation Committee and was a member of Kronish Lieb Weiner & Hellman LLP, a law firm that the Company retained as its general counsel for Fiscal 2000 and Fiscal 2001.

                               EXECUTIVE OFFICERS

     John P. Benfield, Donald A. Bernard, Paul A. Amershadian and Brian Murphy are the current executive officers of the Company and its subsidiaries. Each of Messrs. Benfield, Bernard and Amershadian has an employment contract with the Company for a term of office expiring on September 28, 2001. Mr. Murphy has an employment contract with U.S. Concepts for a term of office expiring on January 1, 2003. Additional information regarding those individuals is provided above in "Election of Directors" and below in "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements".

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose compensation exceeded $100,000 during Fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                  --------------------------------------------    -------------------------------------
                                                                       OTHER       VALUE OF     SECURITIES
                                                                      ANNUAL      RESTRICTED    UNDERLYING    ALL OTHER
NAME AND                          FISCAL                              COMPEN-       STOCK        OPTIONS/      COMPEN-
PRINCIPAL POSITION                 YEAR     SALARY($)    BONUS($)    SATION($)    AWARDS($)      SARS(#)*     SATION($)
------------------                ------    ---------    --------    ---------    ----------    ----------    ---------
John P. Benfield................   2000     $250,000     $     0        --           --               --       $8,000(2)
President and Chief Executive      1999     $250,000     $     0        --           --               --       $8,000(2)
Officer and Director               1998     $240,000(1)  $60,000        --           --          187,500       $8,000(2)
Donald A. Bernard...............   2000     $250,000     $     0        --           --               --       $8,000(2)
Executive Vice President and       1999     $250,000     $     0        --           --               --       $8,000(2)
Chief Financial Officer and        1998     $240,000(1)  $60,000        --           --          187,500       $8,000(2)
Director
Paul A. Amershadian.............   2000     $250,000     $     0        --           --               --       $8,000(2)
Executive Vice President --        1999     $250,000     $     0        --           --               --       $8,000(2)
Marketing and Sales and            1998     $240,000(1)  $60,000        --           --          187,500       $8,000(2)
Director
Brian Murphy....................   2000     $200,000          --        --           --               --       $8,000(2)
President -- U.S. Concepts, Inc.   1999     $200,000(4)       --        --           --           42,500           --
and Director(3)                    1998     --                --        --           --               --           --

---------------
 * Adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14, 1998.

(1) Represents annual base salary, adjusted in October 1997, under employment contracts. Actual salary paid to the named individuals during Fiscal 1998 is as follows: Mr. Benfield -- $230,000; Mr. Bernard -- $230,000; Mr. Amershadian -- $230,000.

(2) Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

(3) Mr. Murphy commenced employment, at an annual base salary of $200,000 pursuant to an employment contract, with the Company's wholly-owned subsidiary, U.S. Concepts, Inc. on December 29, 1998 upon consummation of the US Concepts Acquisition. Subsequent to Fiscal 2000, in connection with Mr. Murphy becoming Chief Executive Officer of iCAST Comedy Corporation, Mr. Murphy's salary was reduced to $100,000 per annum. See "Executive Contracts, Termination of Employment and Change-in-Control Arrangements."

(4) Represents annual base salary under employment contract. Actual salary paid to Mr. Murphy during Fiscal 1998 was $50,000.

STOCK OPTIONS

     During Fiscal 2000, the Company did not grant stock options to any of the individuals named in the Summary Compensation Table. The following table sets forth certain information concerning stock options exercised by the individuals named in the Summary Compensation Table during Fiscal 2000 and unexercised stock options held by such individuals at the end of Fiscal 2000.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2000
                           AND FY-END OPTION VALUES *

                                                                                            VALUE OF
                                                                       NUMBER OF           UNEXERCISED
                                                                      UNEXERCISED         IN-THE-MONEY
                                                                   OPTIONS AT FISCAL    OPTIONS AT FISCAL
                                                                      YEAR END(#)          YEAR END($)
                           SHARES ACQUIRED                           EXERCISABLE/         EXERCISABLE/
NAME                       ON EXERCISE(#)     VALUE REALIZED($)      UNEXERCISABLE      UNEXERCISABLE(1)
----                       ---------------    -----------------    -----------------    -----------------
John P. Benfield.........        --                  --             379,955/41,666      1,116,117/122,394
Donald A. Bernard........        --                  --             379,955/41,666      1,116,117/122,394
Paul A. Amershadian......        --                  --             379,955/41,666      1,116,117/122,394
Brian Murphy.............        --                  --                   0/42,500                    0/0

---------------
 * Adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14, 1998.

(1) The value has been determined based on an average of the closing bid and ask price on March 31, 2000, the last trading day of Fiscal 2000.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The Board of Directors believes that increasing the value of the Company to its stockholders is the Board of Directors' most important objective and should be the key measure of management performance. The Board of Directors also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of Directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives. The Compensation Committee also approves the potential levels of contribution to the Company's 401(k) plan.

     The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the Board of Directors' overall objective and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

     The compensation for Fiscal 2000 for the Company's Chief Executive Officer and other executive officers consisted of base salary. Base salaries are established by the employment agreements for each person within the executive group, subject to annual adjustment by the Compensation Committee. Factors considered in establishing salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry, external market conditions and financial performance of the Company. In addition, the salaries reflect the unique qualifications of the Company's executive officers, who serve in a collegial manner as the "Office of the CEO" with respect to major issues facing the Company, who are directly responsible for the success of the Company and who would be very difficult to replace. The Compensation Committee also utilized the services of an outside compensation consultant to obtain information and advice about competitive levels of compensation and particular compensation techniques of public companies of comparable size which are engaged in comparable businesses, and to obtain recommendations regarding and assistance in structuring bonuses and stock option awards for Fiscal 2000 and executive compensation packages for Fiscal 2000.

     Incentive compensation awards, payable in cash bonuses and stock options, and salary increases may be awarded in recognition of the Company's financial performance. Based upon the Company's fiscal performance during Fiscal 2000, the Chief Executive Officer and other executive officers of the Company were not awarded any cash bonuses, stock options or salary increases.

     Herbert M. Gardner
     Joseph S. Hellman

EXECUTIVE EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Pursuant to employment agreements, dated September 29, 1995 and amended on May 2, 1997 and March 24, 1998, the Company employed Messrs. Benfield, Bernard and Amershadian as President, Executive Vice President and Chief Financial Officer, and Executive Vice President -- Marketing and Sales, respectively. Each agreement, as amended, currently provides for a base salary of $250,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of each agreement expires on September 28, 2001 (unless sooner terminated for cause, disability or incapacity) and automatically renews for additional one-year terms unless terminated by either party thereto upon at least sixty days notice before the expiration of the then current term.

     Pursuant to an employment agreement, dated December 29, 1998, the Company's subsidiary, US Concepts, employed Mr. Murphy as President and Chief Executive Officer. Prior to its amendment as described below, the agreement provided for a base salary of $200,000. In addition, in the event that the pre-tax earnings of US Concepts during any calendar year (the "Bonus Period") commencing January 1, 1999 equal or exceed the greater of (a) $600,000 or (b) 20% of the average outstanding equity of US Concepts during such Bonus Period (calculated by averaging the outstanding stockholder's equity of US Concepts as set forth on US Concepts' balance sheet as of the last day of each calendar quarter during the Bonus Period), US Concepts must, at Mr. Murphy's option, pay to Mr. Murphy and such other officers and executives of US Concepts as Mr. Murphy determines a bonus equal to an aggregate of 5% of the amount by which such pre-tax earnings exceed the greater of the amounts specified in clauses (a) and (b). Mr. Murphy has the right to allocate such bonus, if any, to and among himself and such other officers and executives. The initial term of the agreement expires on January 1, 2003 (unless sooner terminated for cause) but the term of the agreement automatically continues thereafter unless terminated by either party thereto upon at least ninety days notice of termination effective on or after January 1, 2003.

     Pursuant to certain letter agreements dated April 17, 2000, among Mr. Murphy, the Company and iCAST Comedy Corporation, Mr. Murphy's employment agreement was amended in connection with Mr. Murphy becoming the Chief Executive Officer of iCAST Comedy Corporation, a wholly-owned subsidiary of iCAST Corporation. Among other things, Mr. Murphy's salary has been reduced to $100,000 per annum, the Company has agreed that Mr. Murphy will devote no more than 10% of his business time to the affairs of the Company and US Concepts, and Mr. Murphy has agreed not to be involved in any activity which directly or indirectly competes with the Company or any of its subsidiaries. In accordance with the terms of the letter agreement, Mr. Murphy has continued to serve as a director and the Chief Executive Officer of US Concepts and as a director of the Company.

     Each employment agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company, in the case of Messrs. Benfield, Bernard and Amershadian, and 18 months after the termination of the officer's employment with U.S. Concepts or any of its affiliates, in the case of Mr. Murphy. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company.

     Finally, the employment agreements with each of Messrs. Benfield, Bernard and Amershadian provide that if the officer's employment is terminated due to
(i) the sale or transfer of a majority of the Company's outstanding capital stock, property or business assets, (ii) the consolidation or merger of the Company into or with another entity where the Company is not the surviving entity, or (iii) certain specified changes in the identity of the Board of Directors, the Company must make a lump sum cash payment to the executive officer in a maximum amount equal to two times the executive officer's then annual base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 10, 1996, the Company loaned $200,000 to Paul A. Amershadian, the Company's Executive Vice President -- Marketing and Sales and a Director. The loan bears interest at an annual rate of 10%. Pursuant to a Pledge Agreement, Mr. Amershadian pledged to the Company 141,063 shares of the Company's Common Stock owned by him (as adjusted for the Company's 25% stock dividend paid on or about June 14, 1998 to shareholders of record on May 14,
1998) to secure his obligation in connection with the loan. On April 7, 1997, the Company loaned an additional $25,000 to Mr. Amershadian with interest at an annual rate of 10% and amended the Pledge Agreement to secure the additional $25,000 loan as well as the original $200,000 loan to Mr. Amershadian. The aggregate $225,000 loan is payable in full on April 7, 2001.

     Joseph S. Hellman, a Director and nominee, is a member of Kronish Lieb Weiner & Hellman LLP, a law firm that the Company retained as its general counsel for Fiscal 2000 and Fiscal 2001. During Fiscal 2000, the Company retained Mr. Hellman's son, James Hellman, to provide accounting services for fees totaling approximately $84,500.

     Herbert M. Gardner, a Director and nominee, participated as an investor, together with his wife and an affiliated charitable organization, in the company's January 31, 2000 private placement of its securities (the "Private Placement"). In the Private Placement, the Company, for an aggregate of $1,000,000, sold 500,000 newly issued shares of its Common Stock together with five-year warrants to purchase an additional 250,00 shares of Common Stock at an exercise price of $2.50 per share. Mr. Gardner, his wife and the charitable organization invested $45,000, $15,000 and $4,500 respectively, purchasing an aggregate of 32,250 shares of Common Stock and warrants to purchase an additional 16,125 shares of Common Stock.

     Mr. Gardner is also an officer of Janney Montgomery Scott LLC, an investment banking firm that performed services for the Company in connection with the Private Placement and that may continue to perform services for the Company during Fiscal 2001.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2000, there are no known failures to file a required Form 3, 4 or 5 and, except for a late filing of a Form 3 by Special Situations Private Equity Fund, LP, no known late filings of a required Form 3, 4 or 5 during Fiscal 2000 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPHS FOR
                         COACTIVE MARKETING GROUP, INC.

     The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on March 31, 1995 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and a peer group index consisting of those public companies traded on an exchange and listed under the Standard Industry Classification (S.I.C.) Code 7311 for Advertising, and other related S.I.C. Codes. The peer group used is made up of HaLo Industries, Inc., Cyrk, Inc., Equity Marketing, Inc., Grey Advertising Inc., Catalina Marketing Corporation, Valassis Communications, Inc., True North Communications, Inc., and Omnicon Group, Inc. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.
LINE GRAPH

                                                          CMKG                      S & P 500               PEER GROUP INDEX
                                                          ----                      ---------               ----------------
Mar 95                                                     100                         100                         100
Mar 96                                                     216                         129                         162
Mar 97                                                     471                         152                         180
Mar 98                                                     694                         221                         337
Mar 99                                                     542                         258                         526
Mar 00                                                     358                         300                         613

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG LLP was the Company's auditors for Fiscal 2000, and has been selected to serve as the auditors for the Fiscal 2001. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders in 2001, stockholder proposals must be received by the Company at its principal executive office no later than March 30, 2001 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's Annual Meeting of Stockholders in 2001, such a proposal must be received by the Company after June 26, 2001 but no later than July 26, 2001. However, if the date of the Company's Annual Meeting of Stockholders in 2001 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 27, 2001 or after October 26, 2000), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 415 Northern Boulevard, Great Neck, New York 11021.

                                          By Order of the Board of Directors

                                          DONALD A. BERNARD
                                          Secretary

Great Neck, New York
July 31, 2000

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO DONALD A. BERNARD, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COACTIVE MARKETING GROUP, INC., 415 NORTHERN BOULEVARD, GREAT NECK, NEW YORK 11021 (TELEPHONE: (516) 622-2800).

PROXY

                         COACTIVE MARKETING GROUP, INC.

               415 NORTHERN BOULEVARD, GREAT NECK, NEW YORK 11021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 26, 2000

         The undersigned hereby appoints John P. Benfield and Donald A. Bernard, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of CoActive Marketing Group, Inc. (the "Company") to be held on September 26, 2000, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                      PLEASE DATE, SIGN AND MAIL YOUR PROXY
                         CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         COACTIVE MARKETING GROUP, INC.

                               SEPTEMBER 26, 2000

               - Please Detach and Mail in the Envelope Provided -

A [X]  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.

                                        WITHHOLD
                     FOR                AUTHORITY
                 all nominees    to vote for all nominees
                listed at right       listed at right
1.  ELECTION
    OF               [ ]                   [ ] NOMINEES:    Paul A. Amershadian
    DIRECTORS                                               John P. Benfield
                                                            Donald A. Bernard
(INSTRUCTION: To withhold authority to vote on any          Herbert M. Gardner
individual nominee, write the name below.)                  Joseph S. Hellman
                                                            Thomas E. Lachenman
                                                            Brian Murphy


2.  ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED
ABOVE.





SIGNATURE__________________ DATE______    SIGNATURE__________________ DATE______

NOTE: Please sign exactly as name appears above. For joint accounts, each joint owner must sign. Please give full title if signing in a representative capacity.